Exhibit 99.1

Magnite Reports Fourth Quarter and Full-Year 2025 Results
Total Revenue up 6% & Contribution ex-TAC(1) up 8%, or 16% Excluding Political, in Fourth Quarter
Contribution ex-TAC(1) From CTV Grows 20%, or 32% Excluding Political, in Fourth Quarter
Adjusted EBITDA Margin(2) Increases to 43% in Fourth Quarter
Announces New $200 Million Stock Buyback Program
NEW YORK – February 25, 2026 – Magnite (NASDAQ: MGNI), the world's largest independent sell-side advertising company, today reported its results of operations for the fourth quarter and year ended December 31, 2025.
Recent Highlights:
•Revenue of $205.4 million for Q4 2025, up 6% from Q4 2024
•Contribution ex-TAC(1) of $195.1 million for Q4 2025, an increase of 8% year-over-year (16% excluding political), at the high end of $191 to $196 million guidance range
•Contribution ex-TAC(1) attributable to CTV for Q4 2025 of $93.6 million, an increase of 20% year-over-year (32% excluding political), exceeded guidance of $87 to $89 million
•Contribution ex-TAC(1) attributable to DV+ for Q4 2025 of $101.5 million, a decrease of 1% year-over-year (increase of 4% excluding political)
•Net income for Q4 2025 of $123.1 million, or $0.80 per diluted share, compared to net income of $36.4 million, or $0.24 per diluted share for Q4 2024; Q4 2025 net income benefited from a $90 million one-time tax benefit related to the release of a valuation allowance on our deferred tax assets
•Adjusted EBITDA(1) of $83.8 million in Q4 2025 representing a 43% Adjusted EBITDA margin(2), compared to Adjusted EBITDA(1) of $76.5 million for Q4 2024
•Non-GAAP earnings per share(1) of $0.34 for Q4 2025, compared to non-GAAP earnings per share(1) of $0.34 for Q4 2024
•Operating cash flow(3) in Q4 2025 of $61.0 million
•Contribution ex-TAC(1) attributable to CTV for the full-year 2025 of $304.2 million, an increase of 17% year-over-year (22% excluding political), representing 45% of total Contribution ex-TAC(1)
•Adjusted EBITDA(1) for the full-year 2025 of $232.1 million, an increase of 18% from the full-year 2024
•Ended 2025 with $553.4 million in cash and cash equivalents and zero net leverage

Q1 2026 Expectations:
•Total Contribution ex-TAC(1) to be between $157 and $161 million
•Contribution ex-TAC(1) attributable to CTV to be between $81 and $83 million
•Contribution ex-TAC(1) attributable to DV+ to be between $76 and $78 million
•Adjusted EBITDA operating expenses(4) to be approximately $122 million

Full-Year 2026 Expectations:
•Total Contribution ex-TAC(1) growth at least 11%
•Adjusted EBITDA(1) percentage growth in the mid-teens

•Adjusted EBITDA margin(2) greater than 35%
•Free cash flow(5) growth greater than 30%
•Capex of approximately $60 million

“We are extremely pleased to see a significant inflection in the growth of the programmatic CTV market, evidenced by our 32% top-line growth excluding political, in the fourth quarter, as well as strength into Q1. We are witnessing spend shift into CTV from various areas of digital advertising, including from DV+. Magnite has the core technology, partnerships, trust, and team to emerge as the most valued player in CTV, which now in Q1 makes up more than 50% of our business,” said Michael G. Barrett, CEO of Magnite. “Our CTV strength is broad-based across both media owners and CTV ad buyers.”

Share Repurchase Program:
During 2025, Magnite repurchased or withheld upon vesting of RSUs or PSUs approximately 5.2 million shares of its common stock for $79.2 million. On February 23, 2026, the Company’s Board of Directors approved a new share repurchase program, authorizing the repurchase of common stock with an aggregate market value of up to $200 million, through February 29, 2028.

The repurchase program allows Magnite to repurchase its common stock using open market stock purchases, privately negotiated transactions, block trades or other means in accordance with U.S. securities laws. The number of shares repurchased and the timing of repurchases will depend on a number of factors, including, but not limited to, share price, trading volume and general market conditions, along with working capital requirements, general business conditions, other opportunities that the company may have for the use or investment of its capital, including mergers and acquisitions, and other factors. The share repurchase program does not obligate the Company to repurchase any particular amount of common stock and may be suspended, modified or discontinued at any time at the company’s discretion.

Magnite Fourth Quarter 2025 Results Summary
(in millions, except per share amounts and percentages)
	Three Months Ended			Year Ended
	December 31, 2025	December 31, 2024	Change Favorable/ (Unfavorable)	December 31, 2025	December 31, 2024	Change Favorable/ (Unfavorable)
Revenue	$205.4	$194.0	6%	$714.0	$668.2	7%
Gross profit	$135.8	$126.2	8%	$447.3	$409.3	9%
Contribution ex-TAC(1)	$195.1	$180.2	8%	$669.6	$606.9	10%
Net income	$123.1	$36.4	238%	$144.6	$22.8	535%
Adjusted EBITDA(1)	$83.8	$76.5	9%	$232.1	$196.9	18%
Adjusted EBITDA margin(2)	42.9%	42.5%	0.4 ppt	34.7%	32.4%	2.3 ppt
Basic earnings per share	$0.86	$0.26	231%	$1.01	$0.16	531%
Diluted earnings per share	$0.80	$0.24	233%	$0.95	$0.16	494%
Non-GAAP earnings per share(1)	$0.34	$0.34	—%	$0.87	$0.71	23%

Notes:
(1)
Contribution ex-TAC, Adjusted EBITDA, and non-GAAP earnings per share are non-GAAP financial measures. Please see the discussion in the section called "Non-GAAP Financial Measures" and the reconciliations included at the end of this press release.

(2)	Adjusted EBITDA margin is calculated as Adjusted EBITDA divided by Contribution ex-TAC.
(3)	Operating cash flow is calculated as Adjusted EBITDA less capital expenditures.
(4)	Adjusted EBITDA operating expenses is calculated as Contribution ex-TAC less Adjusted EBITDA.
(5)	Free cash flow is defined as operating cash flow (Adjusted EBITDA less capital expenditures) less net interest expense.
Fourth Quarter 2025 Results Conference Call and Webcast:
The Company will host a conference call on February 25, 2026 at 1:30 PM (PT) / 4:30 PM (ET) to discuss the results for its fourth quarter of 2025.

Live conference call
Toll free number:	(844) 875-6911 (for domestic callers)
Direct dial number:	(412) 902-6511 (for international callers)
Passcode:	Ask to join the Magnite conference call
Simultaneous audio webcast:	http://investor.magnite.com, under "Events and Presentations"

Conference call replay
Toll free number:	(855) 669-9658 (for domestic callers)
Direct dial number:	(412) 317-0088 (for international callers)
Passcode:	3378040
Webcast link:	http://investor.magnite.com, under "Events and Presentations"

About Magnite
We’re Magnite (NASDAQ: MGNI), the world’s largest independent sell-side advertising platform. Publishers use our technology to monetize their content across all screens and formats, including CTV, online video, display, and audio. The world’s leading agencies and brands trust our platform to access brand-safe, high-quality ad inventory and execute billions of advertising transactions each month. Anchored in bustling New York City, sunny Los Angeles, mile-high Denver, historic London, colorful Singapore, and down under in Sydney, Magnite has offices across North America, EMEA, LATAM, and APAC.

Forward-Looking Statements:
This press release and management's prepared remarks during the conference call referred to above include, and management's answers to questions during the conference call may include, forward-looking statements, including statements based upon or relating to our expectations, assumptions, estimates, and projections. In some cases, you can identify forward-looking statements by terms such as "may," "might," "will," "objective," "intend," "should," "could," "can," "would," "expect," "believe," "design," "anticipate," "estimate," "predict," "potential," "plan" or the negative of these terms, and similar expressions. Forward-looking statements may include, but are not limited to, statements concerning the Company's guidance or expectations with respect to future financial performance; acquisitions by the Company, or the anticipated benefits thereof; macroeconomic conditions or concerns related thereto; the growth of ad-supported programmatic connected television ("CTV"); our ability to use and collect data to provide our offerings; the scope and duration of client relationships; the fees we may charge in the future; key strategic objectives; anticipated benefits of new offerings; business mix; sales growth; benefits from supply path optimization; our ability to adapt to advancements in artificial intelligence; the development of identity solutions; client utilization of our offerings; the impact of requests for discounts, rebates, or other fee concessions; our competitive differentiation; our market share and leadership position in the industry; market conditions, trends, and opportunities; the effects of regulatory developments or antitrust rulings on competitive dynamics in our industry; our litigation against Google LLC, or the anticipated benefits thereof; our capital allocation strategy and the level at which the company may consummate repurchases under the share repurchase program; certain statements regarding future operational performance measures; and other statements that are not historical facts. These statements are not guarantees of future performance; they reflect our current views with respect to future events and are based on assumptions and estimates and subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from expectations or results projected or implied by forward-looking statements.

We discuss many of these risks and additional factors that could cause actual results to differ materially from those anticipated by our forward-looking statements under the headings "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," and elsewhere in this press release and in other filings we have made and will make from time to time with the Securities and Exchange Commission, or SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025 and subsequent filings. These forward-looking statements represent our estimates and assumptions only as of the date of the report in which they are included. Unless required by federal securities laws, we assume no obligation to update any of these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated, to reflect circumstances or events that occur after the statements are made. Without limiting the foregoing, any guidance we may provide will generally be given only in connection with quarterly and annual earnings announcements, without interim updates, and we may appear at industry conferences or make other public statements without disclosing material nonpublic information in our possession. Given these uncertainties, investors should not place undue reliance on these forward-looking statements. Investors should read this press release and the documents that we reference in this press release and have filed or will file with the SEC completely and with the understanding that our actual future results may be materially different from what we expect. We qualify all of our forward-looking statements by these cautionary statements.
Non-GAAP Financial Measures and Operational Measures:
In addition to our GAAP results, we review certain non-GAAP financial measures to help us evaluate our business on a consistent basis, measure our performance, identify trends affecting our business, establish budgets, measure the effectiveness of investments in our technology and development and sales and marketing, and assess our operational efficiencies. These non-GAAP financial measures include Contribution ex-TAC, Adjusted EBITDA, Non-GAAP Income (Loss), and Non-GAAP Earnings (Loss) per share, each of which is discussed below.
These non-GAAP financial measures are not intended to be considered in isolation from, as substitutes for, or as superior to, the corresponding financial measures prepared in accordance with GAAP. You are encouraged to evaluate these adjustments, and review the reconciliation of these non-GAAP financial measures to their most comparable GAAP measures, and the reasons we consider them appropriate. It is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies. See "Reconciliation of Revenue to Gross Profit to Contribution ex-TAC," "Reconciliation of net income to Adjusted EBITDA," "Reconciliation of net income to non-GAAP income," and "Reconciliation of GAAP earnings per share to non-GAAP earnings per share" included as part of this press release.
We do not provide a reconciliation of our non-GAAP financial expectations for Contribution ex-TAC and Adjusted EBITDA, or a forecast of the most comparable GAAP measures, because the amount and timing of many future charges that impact these measures (such as amortization of future acquired intangible assets, acquisition-related charges, foreign exchange (gain) loss, net, stock-based compensation, impairment charges, provision or benefit for income taxes, and our future revenue mix), which could be material, are variable, uncertain, or out of our control and therefore cannot be reasonably predicted without unreasonable effort, if at all. In addition, we believe such reconciliations or forecasts could imply a degree of precision that might be confusing or misleading to investors.
Contribution ex-TAC:
Contribution ex-TAC is calculated as gross profit plus cost of revenue, excluding traffic acquisition cost ("TAC"). Traffic acquisition cost, a component of cost of revenue, represents what we must pay sellers for the sale of advertising inventory through our platform for revenue reported on a gross basis. Contribution ex-TAC is a non-GAAP financial measure that is most comparable to gross profit. We believe Contribution ex-TAC is a useful measure in facilitating a consistent comparison against our core business without considering the impact of traffic acquisition costs related to revenue reported on a gross basis.
Adjusted EBITDA:
We define Adjusted EBITDA as net income (loss) adjusted to exclude stock-based compensation expense, depreciation and amortization, including amortization of acquired intangible assets, impairment charges, interest income or expense, provision (benefit) for income taxes, and certain cash and non-cash based income or expenses that we do not consider indicative of our core operating performance, including, but not limited to foreign exchange gains and losses, acquisition and related items, gains or losses on extinguishment of debt, other debt refinancing expenses, certain litigation expenses, and non-operational real estate and other expenses (income), net. We believe Adjusted EBITDA is useful to investors in evaluating our performance for the following reasons:
•Adjusted EBITDA is widely used by investors and securities analysts to measure a company’s performance without regard to items such as those we exclude in calculating this measure, which can vary substantially from company to company depending upon their financing, capital structures, and the method by which assets were acquired.
•Our management uses Adjusted EBITDA in conjunction with GAAP financial measures for planning purposes, including the preparation of our annual operating budget, as a measure of performance and the effectiveness of our business strategies, and in communications with our board of directors concerning our performance. Adjusted EBITDA is also used as a metric for determining payment of cash incentive compensation.
•Adjusted EBITDA provides a measure of consistency and comparability with our past performance that many investors find useful, facilitates period-to-period comparisons of operations, and also facilitates comparisons with other peer companies, many of which use similar non-GAAP financial measures to supplement their GAAP results.
Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and should not be considered in isolation or as a substitute for analysis of our results of operations as reported under GAAP. These limitations include:
•Stock-based compensation is a non-cash charge and will remain an element of our long-term incentive compensation package, although we exclude it as an expense when evaluating our ongoing operating performance for a particular period.
•Depreciation and amortization are non-cash charges, and the assets being depreciated or amortized will often have to be replaced in the future, but Adjusted EBITDA does not reflect any cash requirements for these replacements.
•Impairment charges are non-cash charges related to goodwill, intangible assets and/or long-lived assets.
•Adjusted EBITDA does not reflect certain cash and non-cash charges related to acquisition and related items, such as amortization of acquired intangible assets, merger, acquisition, or restructuring related severance costs, certain transaction expenses, and changes in the fair value of contingent consideration.
•Adjusted EBITDA does not reflect cash and non-cash charges related to interest income and interest expense and certain financing transactions such as gains or losses on extinguishment of debt or other debt refinancing expenses.
•Adjusted EBITDA does not reflect cash requirements for income taxes and the cash impact of other income or expense.
•Adjusted EBITDA does not reflect litigation expenses for specific proceedings.
•Adjusted EBITDA does not reflect certain non-operational real estate and other (income) and expense, net.
•Adjusted EBITDA does not reflect changes in our working capital needs, capital expenditures, or contractual commitments.
•Other companies may calculate Adjusted EBITDA differently than we do, limiting its usefulness as a comparative measure.

Our Adjusted EBITDA is influenced by fluctuations in our revenue, cost of revenue, and the timing and amounts of the cost of our operations. Adjusted EBITDA should not be considered as an alternative to net income (loss), income (loss) from operations, or any other measure of financial performance calculated and presented in accordance with GAAP.
Non-GAAP Income (Loss) and Non-GAAP Earnings (Loss) per Share:
We define non-GAAP earnings (loss) per share as non-GAAP income (loss) divided by non-GAAP weighted-average shares outstanding. Non-GAAP income (loss) is equal to net income (loss) excluding stock-based compensation, cash and non-cash based merger, acquisition, and restructuring costs, which consist primarily of professional service fees associated with merger and acquisition activities, cash-based employee termination costs, and other restructuring activities, including facility closures, relocation costs, contract termination costs, and impairment costs of abandoned technology associated with restructuring activities, amortization of acquired intangible assets, gains or losses on extinguishment of debt, certain litigation expenses, non-operational real estate and other expenses or income, foreign currency gains and losses, interest expense associated with Convertible Senior Notes, other debt refinance expenses, and the tax impact of these items. In periods in which we have non-GAAP income, non-GAAP weighted-average shares outstanding used to calculate non-GAAP earnings per share includes the impact of potentially dilutive shares. Potentially dilutive shares consist of stock options, restricted stock units, performance stock units, and potential shares issued under the Employee Stock Purchase Plan, each computed using the treasury stock method, and the impact of shares that would be issuable assuming conversion of all of the Convertible Senior Notes, calculated under the if-converted method. We believe non-GAAP earnings (loss) per share is useful to investors in evaluating our ongoing operational performance and our trends on a per share basis, and also facilitates comparison of our financial results on a per share basis with other companies, many of which present a similar non-GAAP measure. However, a potential limitation of our use of non-GAAP earnings (loss) per share is that other companies may define non-GAAP earnings (loss) per share differently, which may make comparison difficult. This measure may also exclude expenses that may have a material impact on our reported financial results. Non-GAAP earnings (loss) per share is a performance measure and should not be used as a measure of liquidity. Because of these limitations, we also consider the comparable GAAP measure of net income (loss).

Investor Relations Contact
Nick Kormeluk
(949) 500-0003
nkormeluk@magnite.com
Media Contact
Charlstie Veith
(516) 300-3569
press@magnite.com

MAGNITE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	December 31, 2025	December 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$553,362	$483,220
Accounts receivable, net	1,301,955	1,200,046
Prepaid expenses and other current assets	26,261	19,914
TOTAL CURRENT ASSETS	1,881,578	1,703,180
Property and equipment, net	108,546	68,730
Right-of-use lease assets	66,611	50,329
Internal use software development costs, net	28,799	26,625
Intangible assets, net	12,445	21,309
Goodwill	983,902	978,217
Other assets, non-current	82,494	6,378
TOTAL ASSETS	$3,164,375	$2,854,768
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued expenses	$1,607,664	$1,466,377
Lease liabilities, current	20,163	16,086
Debt, current, net of debt issuance costs	208,447	3,641
Other current liabilities	5,462	9,880
TOTAL CURRENT LIABILITIES	1,841,736	1,495,984
Debt, non-current, net of debt discount and issuance costs	347,665	550,104
Lease liabilities, non-current	50,085	38,983
Other liabilities, non-current	2,539	1,479
TOTAL LIABILITIES	2,242,025	2,086,550
STOCKHOLDERS' EQUITY
Common stock	2	2
Additional paid-in capital	1,440,358	1,433,809
Accumulated other comprehensive loss	(1,451)	(4,421)
Accumulated deficit	(516,559)	(661,172)
TOTAL STOCKHOLDERS' EQUITY	922,350	768,218
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$3,164,375	$2,854,768

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenue	$205,356	$193,968	$713,953	$668,170
Expenses (1)(2):
Cost of revenue	69,511	67,786	266,619	258,838
Sales and marketing	40,891	40,628	171,668	166,142
Technology and development	20,639	22,262	84,712	95,243
General and administrative	22,350	23,074	93,191	96,860
Merger, acquisition, and restructuring costs	—	—	162	—
Total expenses	153,391	153,750	616,352	617,083
Income from operations	51,965	40,218	97,601	51,087
Other (income) expense:
Interest expense, net	4,007	5,433	18,923	27,032
Foreign exchange (gain) loss, net	227	(6,303)	6,972	(5,083)
Loss on extinguishment of debt	—	—	2,152	7,706
Other income	(343)	(1,170)	(1,073)	(5,052)
Total other (income) expense, net	3,891	(2,040)	26,974	24,603
Income before income taxes	48,074	42,258	70,627	26,484
Provision (benefit) for income taxes	(74,976)	5,851	(73,986)	3,698
Net income	$123,050	$36,407	$144,613	$22,786
Net earnings per share:
Basic	$0.86	$0.26	$1.01	$0.16
Diluted	$0.80	$0.24	$0.95	$0.16
Weighted average shares used to compute net earnings per share:
Basic	143,700	141,106	142,560	140,557
Diluted	153,890	152,434	153,770	146,810

(1) Stock-based compensation expense included in our expenses was as follows:

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Cost of revenue	$544	$423	$2,130	$1,924
Sales and marketing	7,573	7,473	32,942	31,436
Technology and development	4,224	3,617	17,025	18,210
General and administrative	5,496	5,845	24,551	24,949
Total stock-based compensation expense	$17,837	$17,358	$76,648	$76,519

(2) Depreciation and amortization expense included in our expenses was as follows:

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Cost of revenue	$13,280	$13,538	$49,592	$47,570
Sales and marketing	112	2,473	3,536	10,157
Technology and development	115	88	330	460
General and administrative	48	71	216	323
Total depreciation and amortization expense	$13,555	$16,170	$53,674	$58,510

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Year Ended
	December 31, 2025	December 31, 2024
OPERATING ACTIVITIES:
Net income	$144,613	$22,786
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	53,674	58,510
Stock-based compensation	76,648	76,519
Loss on extinguishment of debt	2,152	7,706
Provision for doubtful accounts	1,145	587
Amortization of debt discount and issuance costs	3,642	4,119
Non-cash lease expense	(1,478)	(4,772)
Deferred income taxes	(78,230)	95
Unrealized foreign currency (gain) loss, net	5,563	(7,001)
Other items, net	124	23
Changes in operating assets and liabilities:
Accounts receivable	(103,761)	(26,024)
Prepaid expenses and other assets	(6,402)	1,980
Accounts payable and accrued expenses	142,603	97,380
Other liabilities	(4,125)	3,293
Net cash provided by operating activities	236,168	235,201
INVESTING ACTIVITIES:
Purchases of property and equipment	(70,535)	(32,810)
Capitalized internal use software development costs	(13,768)	(14,260)
Mergers and acquisitions, net of indemnification claims holdback	(8,100)	—
Other investing activities	(362)	(432)
Net cash used in investing activities	(92,765)	(47,502)
FINANCING ACTIVITIES:
Proceeds from the term loan facility refinancing and repricing activities, net of debt discount	92,622	413,463
Repayment of the term loan facility from refinancing and repricing activities	(92,622)	(403,113)
Payment for debt issuance costs	(159)	(4,547)
Repayment of debt	(2,723)	(1,823)
Proceeds from exercise of stock options	3,063	572
Proceeds from issuance of common stock under employee stock purchase plan	3,941	3,589
Taxes paid related to net share settlement	(32,924)	(22,472)
Purchase of treasury stock	(46,282)	(14,573)
Net cash used in financing activities	(75,084)	(28,904)
EFFECT OF EXCHANGE RATE CHANGES ON CASH, CASH EQUIVALENTS AND RESTRICTED CASH	1,823	(1,794)
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	70,142	157,001
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — Beginning of period	483,220	326,219
CASH, CASH EQUIVALENTS AND RESTRICTED CASH — End of period	$553,362	$483,220

MAGNITE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS-(Continued)
(In thousands)
(unaudited)

	Year Ended
	December 31, 2025	December 31, 2024
SUPPLEMENTAL DISCLOSURES OF OTHER CASH FLOW INFORMATION:
Cash paid for income taxes	$3,760	$3,870
Cash paid for interest	$28,159	$36,863
Capitalized assets financed by accounts payable and accrued expenses and other liabilities	$438	$6,742
Capitalized stock-based compensation	$2,103	$2,459
Operating lease right-of-use assets obtained in exchange for operating lease liabilities	$37,606	$13,628
Operating lease right-of-use assets reduction and corresponding non-cash adjustment to operating lease liabilities	$2,178	$4,622
Purchase consideration - indemnification claims holdback	$2,000	$—
Non-cash financing activity related to Amendment Nos. 1 and 2 to the 2024 Credit Agreement	$270,555	$311,974

MAGNITE, INC.
CALCULATION OF BASIC AND DILUTED EARNINGS PER SHARE
(In thousands, except per share data)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024

Basic and Diluted Earnings Per Share:
Net income	$123,050	$36,407	$144,613	$22,786
Weighted-average common shares outstanding used to compute basic earnings per share	143,700	141,106	142,560	140,557
Basic earnings per share	$0.86	$0.26	$1.01	$0.16

Diluted Earnings Per Share:
Net income	$123,050	$36,407	$144,613	$22,786
Adjustment:
Interest expense, Convertible Senior Notes, net of tax	39	517	1,260	—
Net income for calculation of diluted income	$123,089	$36,924	$145,873	$22,786

Weighted-average common shares used in basic earnings per share	143,700	141,106	142,560	140,557
Dilutive effect of weighted-average restricted stock units	3,848	5,044	4,627	3,731
Dilutive effect of weighted-average common stock options	1,925	2,012	2,096	1,811
Dilutive effect of weighted-average performance stock units	1,183	1,037	1,241	669
Dilutive effect of weighted-average ESPP shares	24	25	36	42
Dilutive effect of weighted-average convertible notes	3,210	3,210	3,210	—
Weighted-average shares used to compute diluted net earnings per share	153,890	152,434	153,770	146,810
Diluted net earnings per share	$0.80	$0.24	$0.95	$0.16

MAGNITE, INC.
RECONCILIATION OF REVENUE TO GROSS PROFIT TO CONTRIBUTION EX-TAC
(In thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Revenue	$205,356	$193,968	$713,953	$668,170
Less: Cost of revenue	69,511	67,786	266,619	258,838
Gross Profit	135,845	126,182	447,334	409,332
Add back: Cost of revenue, excluding TAC	59,205	54,016	222,299	197,610
Contribution ex-TAC	$195,050	$180,198	$669,633	$606,942

MAGNITE, INC.
RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA
(In thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income	$123,050	$36,407	$144,613	$22,786
Add back (deduct):
Stock-based compensation expense	17,837	17,358	76,648	76,519
Depreciation and amortization expense, excluding amortization of acquired intangible assets	10,923	8,698	38,528	28,376
Amortization of acquired intangibles	2,632	7,472	15,146	30,134
Merger, acquisition, and restructuring costs, excluding stock-based compensation expense	—	—	162	—
Interest expense, net	4,007	5,433	18,923	27,032
Provision (benefit) for income taxes	(74,976)	5,851	(73,986)	3,698
Foreign exchange (gain) loss, net	227	(6,303)	6,972	(5,083)
Loss on extinguishment of debt	—	—	2,152	7,706
Other debt refinancing expense	—	—	967	4,103
Litigation expense (1)	73	—	1,116	—
Non-operational real estate and other (income) expense, net	(4)	1,597	890	1,579
Adjusted EBITDA	$83,769	$76,513	$232,131	$196,850

(1)
Litigation expense includes professional and legal expenses related to our litigation against Google LLC and defense costs relating to class action privacy litigation, net of insurance recoveries. For additional information, see Part I, Item 3. "Legal Proceedings" and the "Regulatory Developments and Google Litigation" section in Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" within our Annual Report on Form 10-K for the year ended December 31, 2025.

MAGNITE, INC.
RECONCILIATION OF NET INCOME TO NON-GAAP INCOME
(In thousands)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net income	$123,050	$36,407	$144,613	$22,786
Add back (deduct):
Stock-based compensation expense	17,837	17,358	76,648	76,519
Merger, acquisition, and restructuring costs, including amortization of acquired intangibles and excluding stock-based compensation expense	2,632	7,472	15,308	30,134
Foreign exchange (gain) loss, net	227	(6,303)	6,972	(5,083)
Loss on extinguishment of debt	—	—	2,152	7,706
Other debt refinancing expense	—	—	967	4,103
Litigation expense (1)	73	—	1,116	—
Non-operational real estate and other (income) expense, net	(4)	1,597	890	1,579
Interest expense, Convertible Senior Notes	421	421	1,685	1,686
Tax effect of Non-GAAP adjustments (1)	(91,303)	(5,339)	(117,277)	(32,806)
Non-GAAP income	$52,933	$51,613	$133,074	$106,624

(1)
Litigation expense includes professional and legal expenses related to our litigation against Google LLC and defense costs relating to class action privacy litigation, net of insurance recoveries. For additional information, see Part I, Item 3. "Legal Proceedings" and the "Regulatory Developments and Google Litigation" section in Part II, Item 7. "Management's Discussion and Analysis of Financial Condition and Results of Operations" within our Annual Report on Form 10-K for the year ended December 31, 2025.

(2)	Non-GAAP income (loss) includes the estimated tax impact from the reconciling items reconciling between net income (loss) and non-GAAP income (loss).

MAGNITE, INC.
RECONCILIATION OF GAAP EARNINGS PER SHARE TO NON-GAAP EARNINGS PER SHARE
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended		Year Ended
	December 31, 2025	December 31, 2024	December 31, 2025	December 31, 2024
GAAP earnings per share (1):
Basic	$0.86	$0.26	$1.01	$0.16
Diluted	$0.80	$0.24	$0.95	$0.16

Non-GAAP income (2)	$52,933	$51,613	$133,074	$106,624
Non-GAAP earnings per share	$0.34	$0.34	$0.87	$0.71

Weighted-average shares used to compute basic earnings per share	143,700	141,106	142,560	140,557
Dilutive effect of weighted-average common stock options, RSAs, RSUs, and PSUs	6,956	8,093	7,964	6,211
Dilutive effect of weighted-average ESPP shares	24	25	36	42
Dilutive effect of weighted-average Convertible Senior Notes	3,210	3,210	3,210	3,210
Non-GAAP weighted-average shares outstanding (3)	153,890	152,434	153,770	150,020

(1) Calculated as net income (loss) divided by basic and diluted weighted-average shares used to compute net income (loss) per share as included in the consolidated statement of operations.
(2) Refer to reconciliation of net income to non-GAAP income.
(3) Non-GAAP earnings per share is computed using the same weighted-average number of shares that are used to compute GAAP net income (loss) per share in periods where there is both a non-GAAP loss and a GAAP net loss.

MAGNITE, INC.
CONTRIBUTION EX-TAC BY CHANNEL
(In thousands, except percentages)
(unaudited)

	Contribution ex-TAC
	Three Months Ended
	December 31, 2025		December 31, 2024

Channel:
CTV	$93,577	48%	$77,923	43%
Mobile	72,755	37	71,660	40
Desktop	28,718	15	30,615	17
Total	$195,050	100%	$180,198	100%

	Contribution ex-TAC
	Year Ended
	December 31, 2025		December 31, 2024

Channel:
CTV	$304,192	45%	$260,159	43%
Mobile	258,963	39	242,018	40
Desktop	106,478	16	104,765	17
Total	$669,633	100%	$606,942	100%